          As filed with the Securities and Exchange Commission on March 17, 1999
                                                Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                       ECLIPSE SURGICAL TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             ----------------------

             CALIFORNIA                             3845                             77-0223470
  (STATE OR OTHER JURISDICTION OF       (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)       CLASSIFICATION CODE NUMBER)            IDENTIFICATION NUMBER)
                                              1049 KIEL COURT
                                            SUNNYVALE, CA 94089
                                               (408) 747-0120

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                             ----------------------

                         DOUGLAS MURPHY-CHUTORIAN, M.D.
                       CHAIRMAN & CHIEF EXECUTIVE OFFICER
                                 1049 KIEL COURT
                               SUNNYVALE, CA 94089
                                 (408) 747-0120

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                             ----------------------

                                   Copies to:

       JEFFREY D. SAPER, ESQ.                       BRUCE W. JENETT, ESQ.
     J. ROBERT SUFFOLETTA, ESQ.                       HENRY LESSER, ESQ.
  WILSON SONSINI GOODRICH & ROSATI             HELLER EHRMAN WHITE & MCAULIFFE
      PROFESSIONAL CORPORATION                      525 UNIVERSITY AVENUE
         650 PAGE MILL ROAD                      PALO ALTO, CALIFORNIA 94301
        PALO ALTO, CA 94304                          (650) 324-7000 (TEL)
        (650) 493-9300 (TEL)                         (650) 324-0638 (FAX)
        (650) 493-6811 (FAX)

                             ----------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: Upon Consummation of the Merger described herein.

     If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company there is compliance with General Instruction G, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ Reg. No. 333-72063

     If this Form is a post-effective amendment pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

                             ----------------------

                               CALCULATION OF REGISTRATION FEE
==============================================================================================================
                                                              PROPOSED           PROPOSED
                                                              MAXIMUM             MAXIMUM
       TITLE OF EACH CLASS                AMOUNT              OFFERING           AGGREGATE          AMOUNT OF
        OF SECURITIES TO                  TO BE                PRICE             OFFERING         REGISTRATION
          BE REGISTERED               REGISTERED(1)         PER SHARE(2)         PRICE(2)              FEE
--------------------------            -------------         ------------         ---------        ------------
Common Stock, no par value            20,000 shares          $ 12.0625           $ 241,250          $ 84.00
==============================================================================================================

(1) Represents the number of additional shares of Common Stock of the Registrant which may be issued to former stockholders of CardioGenesis Corporation ("CardioGenesis") pursuant to the Merger described herein.

(2) Each share of CardioGenesis will be converted into 0.80 of a share of Common Stock of the Registrant pursuant to the Merger described herein. Pursuant to Rule 457(f) under the Securities Act of 1933, as amended, the registration fee has been calculated as of March 15, 1999.

================================================================================

     This Registration Statement on Form S-4 filed by the Registrant is filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registrant's Registration Statement on Form S-4 (File No. 333-72063), including each of the documents filed by the Registrant with the Commission and incorporated by reference therein, are hereby incorporated by reference herein.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


1.      REQUIRED CONSENTS AND OPINIONS


    EXHIBIT NO  DESCRIPTION
    ----------  -----------

         5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
         8.1 Tax Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
         8.2    Tax Opinion of Heller Ehrman White & McAuliffe.
        23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in opinions filed as Exhibits 5.1 and 8.1).
        23.2 Consent of Heller Ehrman White & McAuliffe (included in opinion filed as Exhibit 8.2).
        23.3    Consent of PricewaterhouseCoopers LLP.
        23.4    Consent of PricewaterhouseCoopers LLP.
        23.5    Consent of PaineWebber Incorporated.
        23.6    Consent of Bear, Stearns & Co. Inc.
        24.1    Power of Attorney (see Page II-2).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of March 1999.

                          ECLIPSE SURGICAL TECHNOLOGIES, INC.

                          By: /s/ DOUGLAS MURPHY-CHUTORIAN, M.D.
                              ------------------------------------
                              Douglas Murphy-Chutorian, M.D.
                              Chairman of the Board and
                              Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Douglas Murphy-Chutorian, M.D. and Kenneth E. Bennert and each of them, jointly and severally, as his true and lawful attorneys-in-fact and agents, each with full power of substitution for him and in his name, place and stead in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-of-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON MARCH 17, 1999 IN THE CAPACITIES INDICATED.


SIGNATURE                           CAPACITY

/s/ DOUGLAS MURPHY-CHUTORIAN, M.D.  Chairman of the Board and Chief Executive Officer
----------------------------------  (Principal Executive Officer)
(Douglas Murphy-Chutorian, M.D.)

/s/   RICHARD MUELLER, JR.          President, Chief Operating Officer
----------------------------------  and Director
(Richard Mueller, Jr.)

/s/   KENNETH E. BENNERT            Vice President, Finance and
----------------------------------  Administration, Chief Financial
(Kenneth E. Bennert)                Officer (Principal Financial and
                                    Accounting Officer)


/s/   ALAN L. KAGANOV               Director
----------------------------------
(Alan L. Kaganov)

/s/    ROBERT L. MORTENSEN          Director
----------------------------------
(Robert L. Mortensen)

/s/    IAIN M. WATSON               Director
----------------------------------
(Iain M. Watson)

                                  EXHIBIT INDEX


    EXHIBIT NO  DESCRIPTION
    ----------  -----------

         5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
         8.1 Tax Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.
         8.2    Tax Opinion of Heller Ehrman White & McAuliffe.
        23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in opinions filed as Exhibits 5.1 and 8.1).
        23.2 Consent of Heller Ehrman White & McAuliffe (included in opinion filed as Exhibit 8.2).
        23.3    Consent of PricewaterhouseCoopers LLP.
        23.4    Consent of PricewaterhouseCoopers LLP.
        23.5    Consent of PaineWebber Incorporated.
        23.6    Consent of Bear, Stearns & Co. Inc.
        24.1    Power of Attorney (see Page II-2).